UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   August 24, 2009

Startech Environmental Corporation
(Exact Name of Registrant as Specified in Charter)

Colorado	0-25312	84-128657
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

88 Danbury Road, Suite 2A Wilton, CT 06897 (Address of Principal Executive Offices) (Zip Code)

(203) 762-2499
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
____________________________

Item 1.01                      Entry into a Material Definitive Agreement.

On August 24, 2009, Startech Environmental Corporation (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to the Rights Agreement (the “Rights Agreement”) between the Company and Corporate Stock Transfer, Inc., as Rights Agent (the “Rights Agent”), dated as of July 24, 2009.  Amendment No. 1 extends the “Expiration Date,” as defined in the Rights Agreement, from August 24, 2009 to September 23, 2009, provided that if the rights shall become exercisable at or before the close of business on September 23, 2009, the “Expiration Date” shall mean September 23, 2014.  Amendment No. 1 is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03                      Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01.                      Other Events.

On August 24, 2009, the Company issued a press release announcing the amendment to the Rights Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

4.1    Amendment No. 1, dated as of August 24, 2009, to Rights Agreement between the Company and the Rights Agent, dated as of July 24, 2009.

99.1      Press Release, dated August 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   STARTECH ENVIRONMENTAL CORPORATION

                   By: /s/ Peter J. Scanlon
                         Name:  Peter J. Scanlon
                         Title:    Chief Financial Officer

Date:  August 24, 2009